EXHIBIT 99.2

wtwco.com WTW July 30, 2026 Earnings Release Supplemental Materials 2026 Second Quarter Financial Results © 2026 WTW. All rights reserved. See “WTW Forward - Looking Statements“ above for information about forward - looking statements and cautionary language, including how actual results may differ materially from those in the slide presentation.

wtwco.com WTW Forward - Looking Statements We have included in this document ‘forward - looking statements’ within the meaning of Section 27A of the Securities Act of 1933, and Section 21E of the Securities Exchange Act of 1934, which are intended to be covered by the safe harbors created by those la ws. These forward - looking statements include information about possible or assumed future results of our operations or certain considerations relating to our futu re results. All statements, other than statements of historical facts, that address activities, events or developments that we e xpe ct or anticipate may occur in the future, including such things as: our outlook; the potential impact of natural or man - made disasters like health pandemics and other world health crises; the impact of macroeconomic trends, including inflation, changes in interest rates, trade policies and other geopolit ica l risks; future capital expenditures; ongoing working capital efforts; future share repurchases; financial results (including our revenue, costs or margins) and the impact of changes to tax laws on our financial results; existing and evolving business strategies; our indebtedness; our ability to exe cu te strategic transactions, including both acquisitions and dispositions, including our ability to receive adequate consideration or any earnout proceeds in return for any dispositi ons or integrate or manage acquired businesses (such as our recent acquisitions of Newfront Insurance Holdings, Inc. and Cushon) or effect internal reorganizations; demand for our services and competitive strengths; strategic goals; the benefits of new initiatives or investments in technology; growth of our business and operations; the sustained health of our product, service, transaction, client, and talent assessment and man ag ement pipelines; our ability to successfully manage ongoing leadership, organizational and technology changes, including investments in improving systems and processes; o ur ability to implement and realize anticipated benefits of any cost - savings or investment initiatives including our newly launched artificial intelligence acceleration plan (the ‘Plan’); our cybersecurity and privacy processes; our application of artificial intelligence technologies throughout our bu siness and our ability to compete with artificial intelligence technologies offered by new or existing competitors; our ability to protect our intellectual property; our compliance with laws and regulations; risks associated with being an Irish - incorporated company; our recognition of future impairment charg es; and plans and references to future successes, including our future financial and operating results, short - term and long - term financial goals, plans, objectives, expectations and intentions, including with respect to free cash flow generation, adjusted net income, adjusted operating margin and adjus ted earnings per share, are forward - looking statements. Also, when we use words such as ‘may’, ‘will’, ‘would’, ‘anticipate’, ‘beli eve’, ‘estimate’, ‘expect’, ‘intend’, ‘plan’, ‘continues’, ‘seek’, ‘target’, ‘goal’, ‘focus’, ‘probably’, or similar expressions, we are making forward - looking statements. Su ch statements are based upon the current beliefs and expectations of the Company’s management and are subject to significant ris ks and uncertainties. Actual results may differ from those set forth in the forward - looking statements. All forward - looking disclosure is speculative by its nature. There are important risks, uncertainties, events and factors that could cause our actual results or performance to differ mat eri ally from those in the forward - looking statements contained in this document, including the following: our ability to successful ly establish, execute and achieve our global business strategy as it evolves; our ability to fully realize the anticipated benefits of our growth strategy, including inor gan ic growth through acquisitions; our ability to achieve our short - term and long - term financial goals, such as with respect to our cash flow generation, and the timing with respect to such achievement; the risks related to changes in general economic conditions, business and political conditions, changes in the financial markets, inflation, credit availability, increased interest rates, changes in trade policies, increased tariffs and r etaliatory actions; the risks to our short - term and long - term financial goals from any of the risks or uncertainties set forth herein; the risks relating to the adverse impacts of ma cro economic trends, including those relating to changes in trade policies and tariffs, as well as political events, war, such as th e Russia - Ukraine war and conflict in the Middle East, and other international disputes, terrorism, natural disasters, public health issues and other business interruptions on the glo bal economy and capital markets, such as uncertainty in the global markets, inflation, changes in interest rates and recessio nar y trends, changes in spending by government agencies and contractors, which could have a material adverse effect on our business, financial condition, results of operati ons and long - term goals; our ability to successfully hedge against fluctuations in foreign currency rates; the risks relating to th e adverse impacts of natural or man - made disasters such as health pandemics and other world health crises on the demand for our products and services, our cash flows and our bu sin ess operations; material interruptions to or loss of our information processing capabilities, or failure to effectively maint ain and upgrade our information technology resources and systems; the insufficiency of client data protection, potential breaches of information systems or insufficient sa feguards against cybersecurity breaches or incidents; our ability to comply with complex and evolving regulations related to dat a privacy, cybersecurity and artificial intelligence; significant competition that we face and the potential for loss of market share and/or profitability; the impac t o f seasonality and differences in timing of renewals and non - recurring revenue increases from disposals and book - of - business sale s; the risk of increased liability or new legal claims arising from our new and existing products and services, and expectations, intentions and outcomes relating to outstan din g litigation; the risk of substantial negative outcomes on existing or potential future litigation or investigation matters; cha nges in the regulatory environment in which we operate, including, among other risks, the impacts of pending competition law and regulatory investigations; various claims, gov ernment inquiries or investigations or the potential for regulatory action; our ability to make divestitures or acquisitions, in cluding our ability to integrate or manage acquired businesses or carve - out businesses to be disposed, as well as our ability to identify and successfully execute on opportunities for strategic collaboration; our ability to integrate direct - to - consumer sales and marketing solutions with our existing offerin gs and solutions; our ability to successfully manage ongoing organizational changes, including as a result of our investments in improving systems and processes or other initiati ves , and in connection with our acquisition and divestiture activities; the risks relating to the implementation of the Plan; di sas ters or business continuity problems; our ability to successfully enhance our billing, collection and other working capital efforts, and thereby increase our free cash flow; our abi lity to properly identify and manage conflicts of interest; reputational damage, including from association with third partie s; reliance on third - party service providers and suppliers; risks relating to changes in our management structures and in senior leadership; the loss of key employees or a la rge number of employees and rehiring rates; our ability to maintain our corporate culture; doing business internationally, includ in g the impact of global trade policies and retaliatory considerations as well as foreign currency exchange rates; compliance with extensive government regulation; the r isk of sanctions imposed by governments, or changes to associated sanction regulations and related counter - sanctions; our ability to effectively apply technology, data and analytics solutions, including through the use of artificial intelligence, for internal operations, maintaining industry stan dar ds, meeting client preferences and gaining competitive advantage, among other things; changes and developments in the insuran ce industry or the U.S. healthcare system, including those related to Medicare, and any other changes and developments in legal, regulatory, economic, business or opera tio nal conditions that could impact our businesses; the inability to protect our intellectual property rights, or the potential inf ringement upon the intellectual property rights of others; fluctuations in our pension assets and liabilities and related changes in pension income, including as a result of, r ela ted to, or derived from movements in the interest rate environment, investment returns, inflation, or changes in other assump tio ns that are used to estimate our benefit obligations and their effect on adjusted earnings per share; our capital structure, including indebtedness amounts, the limitations impos ed by the covenants in the documents governing such indebtedness and the maintenance of the financial and disclosure controls an d p rocedures of each; our ability to obtain financing on favorable terms or at all; adverse changes in our credit ratings; the impact of recent or potential changes to a ppl icable U.S. state, federal and/or foreign laws, rules and regulations, recent judicial decisions and case law developments, a nd any other relevant policy changes and legislative actions, including the ‘Act to provide for reconciliation pursuant to title II of H. Con. Res. 14’ (‘H.R. 1’) signed into law on July 4, 2025, on our business, operations or results; the impact of recent or potential changes in state, federal, and/or for ei gn tax laws and regulations, including those that may impose additional excise taxes or impact our effective tax rate, including H.R. 1; U.S. federal income tax consequences to U. S. persons owning at least 10% of our shares; changes in accounting principles, estimates or assumptions; our recognition of fut ure impairment charges; risks relating to or arising from environmental, social and governance (‘ESG’) practices; fluctuation in revenue against our relatively fixed or h igh er - than - expected expenses; the risk that investment levels across our portfolio increase, which can amplify the impact of market downturns; the laws of Ireland being different from the laws of the U.S. and potentially affording less protections to the holders of our securities; and our holding compan y s tructure potentially preventing us from being able to receive dividends or other distributions in needed amounts from our sub sid iaries. The foregoing list of factors is not exhaustive and new factors may emerge from time to time that could also affect actual pe rfo rmance and results. For more information, please see Part I, Item 1A in our Annual Report on Form 10 - K, and our subsequent filin gs with the SEC. Copies are available online at http://www.sec.gov or www.wtwco.com. Although we believe that the assumptions underlying our forward - looking statements are reasonable, any of these assumptions, and therefore also the forward - looking statements based on these assumptions, could themselves prove to be inaccurate. Given the si gnificant uncertainties inherent in the forward - looking statements included in this document, our inclusion of this information is not a representation or guarantee by us that our objectives and plans will be achieved. Our forward - looking statements speak only as of the date made and we will not update these forward - looking statements unless the securities laws require us to do so. With regard to these risks, uncertainties and assumptions, the forward - looking events disc ussed in this document may not occur, and we caution you against unduly relying on these forward - looking statements. 2 © 2026 WTW. All rights reserved.

wtwco.com WTW Non - GAAP Measures In order to assist readers of our consolidated financial statements in understanding the core operating results that WTW’s ma nag ement uses to evaluate the business and for financial planning, we present the following non - GAAP measures: (1) Constant Currency Change, (2) Organic Change, (3) Adjusted Operating Income/Margin, (4) Adjusted EBITDA/M argin, (5) Adjusted Net Income, (6) Adjusted Diluted Earnings Per Share, (7) Adjusted Income Before Taxes, (8) Adjusted Income Taxes/Tax Rate, (9) Free Cash Flow and (10) Free Cash Flow Margin. The Company believes that those measures are relevant and provide pertinent information widely used by analysts, investors an d o ther interested parties in our industry to provide a baseline for evaluating and comparing our operating performance, and in the case of free cash flow, our liquidity results. Reconciliations of these measures are included in the accompanying appendix of these earning release supplemental materials. The Company does not reconcile its forward - looking non - GAAP financial measures to the corresponding U.S. GAAP measures, due to v ariability and difficulty in making accurate forecasts and projections and/or certain information not being ascertainable or accessible; and because not all of the information, such as foreign currency i mpa cts necessary for a quantitative reconciliation of these forward - looking non - GAAP financial measures to the most directly comparable U.S. GAAP financial measure, is available to the Company without unreasona ble efforts. For the same reasons, the Company is unable to address the probable significance of the unavailable information. The Company provides non - GAAP financial measures that it believes will be achieved, however it cannot accurately predict all of the components of the adjusted calculations and the U.S. GAAP measures may be materially different than the non - GAAP measures. 3 © 2026 WTW. All rights reserved.

wtwco.com Maintained commitment to return capital to shareholders, with share repurchases of $450 million and dividends of $90 million in Q2 2026 Focused on execution to enhance efficiency, drive operating leverage and margin expansion, and increase free cash flow margin Generated Organic revenue growth 1 of 5%, Adjusted Operating Margin 1 expansion of +100bps and Adjusted Diluted EPS 1 growth of 17% in Q2 2026 Announced Propel, WTW’s AI Acceleration Plan, to further scale AI and automation across WTW, targeting ~30% Adjusted Operating Margin 1 in 2028 while positioning the Company for future growth © 2026 WTW. All rights reserved. See “WTW Forward - Looking Statements“ above for information about forward - looking statements and cautionary language, including how actual results may differ materially from those in the slide presentation. Key Takeaways Sustained market momentum for our innovative solutions, driven by our strategic focus on specialization, data and analytics, and smart connections 4 1 Signifies Non - GAAP financial measures. See Appendix I for Non - GAAP reconciliations.

wtwco.com Key figures © 2026 WTW. All rights reserved. See “WTW Forward - Looking Statements“ above for information about forward - looking statements and cautionary language, including how actual results may differ materially from those in the slide presentation. Q2 2026 GAAP Financial Results Six months ended June 30, Three months ended June 30, $USD million, except EPS and % 2025 2026 2025 2026 $4,484 $4,878 9% $2,261 $2,466 9% Revenue % change $800 $812 2% $368 $364 (1)% Income from Operations % change 17.8% 16.6% (120)Bps 16.3% 14.8% (150) Bps Operating Margin % change, basis points $571 $534 (6)% $332 $231 (30)% Net Income % change $5.64 $5.53 (2)% $3.32 $2.43 (27)% Diluted EPS % change $326 $474 45% Net Cash From Operating Activities % change 5

wtwco.com © 2026 WTW. All rights reserved. See “WTW Forward - Looking Statements“ above for information about forward - looking statements and cautionary language, including how actual results may differ materially from those in the slide presentation. Q2 and YTD 2026 Key Figures Total Revenue $USD billions Ad justed O perating Margin 1 % Free Cash Flow 1 $USD millions Adjusted Diluted EPS 1 $USD Including Non - GAAP Financial Results $4.9 $4.5 YTD 2026 YTD 2025 +4% YTD Organic 1 growth 1. Signifies Non - GAAP financial measures. See Appendix I for Non - GAAP reconciliations. $2.5 $2.3 Q2 - 26 Q2 - 25 +5% Q2 Organic 1 growth $7.07 $5.99 YTD 2026 YTD 2025 +18% YTD growth $3.35 $2.86 Q2 - 26 Q2 - 25 + 17 % Q2 growth YTD 2026 YTD 2025 20.8% 20.0% + 80 bps YTD y/y margin Q2 - 26 Q2 - 25 19.5% 18.5% +100 bps Q2 y/y margin $360 $217 YTD 2026 YTD 2025 $143m YTD y/y FCF 6

wtwco.com 7 Financial Review © 2026 WTW. All rights reserved. See “WTW Forward - Looking Statements“ above for information about forward - looking statements and cautionary language, including how actual results may differ materially from those in the slide presentation.

Quarterly Segment Performance: Health, Wealth & Career

Q2 2026 Segment Highlights[1]

- For the quarter, HWC had organic revenue growth[2] of 4%
  - Health had 8% organic revenue growth driven by growth across all regions
  - Wealth generated 2% organic revenue growth from higher levels of retirement work across all regions
  - Career organic revenue was flat as increased levels of communications project work and broad-based pay work was offset by constrained revenue in the Middle East due to the ongoing conflict
  - BD&O organic revenue increased by 1% as expanded project work, new client wins and regulatory driven work in Outsourcing were partially offset by lower commissions in Individual Marketplace
- Operating income was $306 million in the quarter, an increase of 9% from the prior year
- Operating margin increased 30 bps from the prior year primarily due to improved operating leverage and expense discipline



Revenue ($M)
$1,270
$1,180
Q2-26
Q2-25



Segment Operating Margin[1]
24.1%
23.8%
Q2-26
Q2-25

Organic Revenue Growth[2]	Q2-26	Q2-25
Health	8%	8%
Wealth	2%	3%
Career	0%	1%
Benefits Delivery & Outsourcing (BD&O)	1%	0%
Health, Wealth & Career	4%	4%

1 Includes Segment financial measures. See accompanying Earnings Release for Supplemental Segment Information.
2 Signifies Non-GAAP financial measure. See Appendix I for Non-GAAP reconciliations.

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© 2026 WTW. All rights reserved. See "WTW Forward-Looking Statements" above for information about forward-looking statements and cautionary language, including how actual results may differ materially from those in the slide presentation.
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wtwco.com Q2 2026 Segment Highlights 1 • For the quarter, R&B had organic revenue growth 2 of 7% – CRB generated organic revenue growth of 7% driven by new business activity and strong client retention globally – ICT organic revenue increased 6% for the quarter driven by strong software sales in the Technology practice • Operating income was $258 million in the quarter, an increase of 16% from the prior year • Operating margin increased 100 bps driven primarily by operating leverage Quarterly Segment Performance: Risk & Broking © 2026 WTW. All rights reserved. See “WTW Forward - Looking Statements“ above for information about forward - looking statements and cautionary language, including how actual results may differ materially from those in the slide presentation. $1,164 $1,047 Q2 - 26 Q2 - 25 Revenue ($M) Segment Operating Margin 1 Q2 - 25 Q2 - 26 Organic Revenue Growth 2 6% 7% Corporate Risk & Broking (CRB) 0% 6% Insurance Consulting & Technology (ICT) 6% 7% Risk & Broking 22.2% 21.2% Q2 - 26 Q2 - 25 9 1 Includes Segment financial measures. See accompanying Earnings Release for Supplemental Segment Information. 2 Signifies Non - GAAP financial measure. See Appendix I for Non - GAAP reconciliations .

wtwco.com Maintaining a Flexible Balance Sheet © 2026 WTW. All rights reserved. See “WTW Forward - Looking Statements“ above for information about forward - looking statements and cautionary language, including how actual results may differ materially from those in the slide presentation. 1 Total Debt equals sum of current debt and long - term debt as shown on the Consolidated Balance Sheets. 2 Signifies Non - GAAP financial measure. See Appendix I for Non - GAAP reconciliations. Reinforcing our business fundamentals; safeguarding WTW’s financial strengths Dec 31, 2025 June 30, 2026 ($ millions) 3,132 1,627 Cash and Cash Equivalents 6,306 6,530 Total Debt 1 8,052 7,770 Total Equity 2.4x 2.4x Debt to Adj. EBITDA 2 Trailing 12 - month Disciplined capital management strategy Provides WTW with the financial flexibility to reinvest in our businesses, capitalize on market growth opportunities and support significant value creation for shareholders • Our capital structure provides a solid foundation of business strength and reinforces our ability to capture long - term growth and create value for shareholders • History of effectively managing our leverage with a commitment to maintaining our investment grade credit rating • Committed to a disciplined approach to managing outstanding debt and our leverage profile 10

wtwco.com © 2026 WTW. All rights reserved. See “WTW Forward - Looking Statements“ above for information about forward - looking statements and cautionary language, including how actual results may differ materially from those in the slide presentation. Executing Against a Balanced Capital Allocation Strategy CASH RETURNED TO SHAREHOLDERS $ 14.8 B FY2016 to Q2 2026 MEANINGFUL DIVIDEND GROWTH + 7 % Cash dividend growth 10 years CAGR 2016 2017 2018 2019 2020 2021 2022 2023 2024 2025 2026 $ 0.48 $ 0.53 $ 0.6 $ 0.65 $ 0.71 $0.80 $ 0.82 $ 0.84 $ 0.88 $ 0.92 $ 0.96 +7% Quarterly cash dividend per share Capital Allocation Priorities • Reinvest in capabilities, businesses, and processes • Invest in innovation, technology, and new business • Return excess cash to shareholders through share repurchases and dividends to create long - term shareholder value • Strengthen balance sheet and liquidity • Business portfolio management • Pursue opportunistic M&A to strengthen capabilities Q2 2026 Highlights • Repurchased $450 million of shares during the quarter • Paid quarterly cash dividends of $90 million, $0.96 per common share 11 Allocating capital to opportunities with the potential for highest return $277 $306 $329 $346 $374 $369 $352 $354 $358 $396 $709 $602 $150 $901 $750 $199 2016 2017 2018 2019 2020 $1,627 2021 $3,530 2022 $1,000 2023 2024 $1,650 2025 $178 2026 $595 $986 $908 $479 $346 $2,001 $3,899 $1,352 $1,255 $2,008 $928 Share repurchases Dividends

wtwco.com 12 Business Overview © 2026 WTW. All rights reserved. See “WTW Forward - Looking Statements“ above for information about forward - looking statements and cautionary language, including how actual results may differ materially from those in the slide presentation.

wtwco.com © 2026 WTW. All rights reserved. See “WTW Forward - Looking Statements“ above for information about forward - looking statements and cautionary language, including how actual results may differ materially from those in the slide presentation. 13 WTW at a Glance Delivering superior advice, broking and solutions in the areas of people, risk and capital Segments 1 Geographies 1 Rich heritage Servicing clients since 1828 Global and diversified client base • 90% of the Fortune Global 500 • 89% of the U.S. Fortune 1000 • 96% of the FTSE 100 • Significant middle market presence Global reach, local expertise 140+ countries & markets served by 48,100 colleagues 1 Presented as % of full year 2025 revenue 55% 45% Health, Wealth & Career Risk & Broking 49% 39% 12% North America Europe International

Segment Overview: Health, Wealth & Career[1,2]

Health, Wealth & Career: World-class portfolio of leading businesses providing advisory and consulting services within human capital, employee benefits and retirement verticals

HWC Segment

Excluding TRANZACT
USD millions / %



Total Revenue
Operating Margin
$4,607
$4,545
$4,777
$4,992
$5,254
26.5%
27.2%
29.6%
31.4%
32.0%
2021
2022
2023
2024
2025

FY25 Revenue and Organic Growth[3]



+4% Organic
+3% Organic
Wealth 35%
BD&O 22%
HWC
+4% Organic
Career 14%
+4% Organic
Health 29%
+6% Organic

Health provides advice, broking, solutions and software for employee benefit plans, HR organizations and management teams of our clients

Wealth provides advice and management for retirement and investment asset owners using a sophisticated framework for managing risk

Benefits Delivery & Outsourcing provides medical exchange and outsourcing services to active employees and retirees across the group and individual markets as well as pension outsourcing

Career provides compensation advisory services, employee experience software and platforms, and other career-related consulting services to our clients

1 Includes Segment financial measures. See accompanying Earnings Release for Supplemental Segment Information. Segment results prior to 2022 were recast to reflect the realignment effective January 1, 2022.
2 All figures are shown excluding TRANZACT.
3 Signifies Non-GAAP financial measure. See Appendix I for Non-GAAP reconciliations.

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© 2026 WTW. All rights reserved. See "WTW Forward-Looking Statements" above for information about forward-looking statements and cautionary language, including how actual results may differ materially from those in the slide presentation.
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Segment Overview: Risk & Broking[1]

Risk & Broking: Risk advisory and solutions business delivering innovative, integrated solutions tailored to client needs and underpinned by cutting edge data and analytics, technology and experienced risk thinkers


R&B Segment
USD millions / %
Total Revenue
Operating Margin
$3,564
$3,460
$3,735
$4,038
$4,334
23.4%
21.2%
21.8%
23.7%
24.7%
2021
2022
2023
2024
2025

FY25 Revenue and Organic Growth[2]


+1% Organic
ICT
10%
R&B
+6% Organic
CRB
90%
+7% Organic

Corporate Risk & Broking provides a broad range of risk advice insurance brokerage and consulting services to clients worldwide ranging from small businesses to multinational corporations

Insurance Consulting and Technology provides advice and technology solutions to the insurance industry to help clients measure and manage risk and capital and improve performance

1 Includes Segment financial measures. See accompanying Earnings Release for Supplemental Segment Information. Segment results prior to 2022 were recast to reflect the realignment effective January 1, 2022.
2 Signifies Non-GAAP financial measure. See Appendix I for Non-GAAP reconciliations.

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© 2026 WTW. All rights reserved. See "WTW Forward-Looking Statements" above for information about forward-looking statements and cautionary language, including how actual results may differ materially from those in the slide presentation.

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wtwco.com 16 Strategy & Outlook © 2026 WTW. All rights reserved. See “WTW Forward - Looking Statements“ above for information about forward - looking statements and cautionary language, including how actual results may differ materially from those in the slide presentation.

wtwco.com Focused on Creating Long - Term Value for Shareholders © 2026 WTW. All rights reserved. See “WTW Forward - Looking Statements“ above for information about forward - looking statements and cautionary language, including how actual results may differ materially from those in the slide presentation. Our successful rebuild and transformation has strengthened WTW’s position and results 17 Accelerating performance through innovation and expansion in attractive markets 1 Enhancing efficiency to deliver continued adjusted operating margin expansion and FCF improvement Optimizing portfolio to elevate financial performance and strategic position Generating attractive shareholder returns through balanced capital allocation strategy 2 4 3

wtwco.com 18 WTW Strategic & Financial Framework Accelerate Performance We will build on recent momentum to drive performance in our businesses Strategic Priorities Enhance Efficiency We will focus on enhancing operational efficiency to sustain margin and FCF improvement Optimize Portfolio We will invest strategically to optimize our portfolio and pursue scaled and high - growth broking businesses Financial Outlook Mid - single digit organic growth 1 plus opportunistic inorganic growth Revenue Growth Continued annual margin expansion , driven by improved efficiency and business mix Adjusted Operating Margin Annual growth driven by margin expansion and disciplined capital management Adjusted EPS Improve FCF margin and grow FCF by evolving business mix, expanding operating margin and managing working capital Free Cash Flow © 2026 WTW. All rights reserved. See “WTW Forward - Looking Statements“ above for information about forward - looking statements and cautionary language, including how actual results may differ materially from those in the slide presentation. 1 Signifies forward - looking Non - GAAP financial measures. See WTW Non - GAAP measures on page 3 for more.

wtwco.com Propel, WTW’s AI Acceleration Plan 19 © 2026 WTW. All rights reserved. See “WTW Forward - Looking Statements“ above for information about forward - looking statements and cautionary language, including how actual results may differ materially from those in the slide presentation. Accelerating performance and enhancing efficiency through AI, automation, data and technology Investment in Growth . Differentiated Client Experience Productivity & Efficiency Gains Create Capacity . Efficiency creates capacity to invest in growth and enhance shareholder value Reinvest created capacity in innovation, client solutions, data assets, talent and growth initiatives that strengthen WTW's competitive position Deliver better insights, differentiated solutions and improved client experiences that support growth and drive margin expansion Leverage AI, automation and capability centers to streamline work, reduce manual effort and increase productivity across the enterprise Efficiency gains create capacity that can be redeployed toward higher - value work, strategic priorities and client - facing activities Self - reinforcing growth engine

wtwco.com Further Accelerating Performance and Enhancing Efficiency © 2026 WTW. All rights reserved. See “WTW Forward - Looking Statements“ above for information about forward - looking statements and cautionary language, including how actual results may differ materially from those in the slide presentation. 20 Health, Wealth & Career • Scaling AI tools across data ingestion and analysis workflows, delivering enhanced insights • Automating high - volume workflows and deploying AI agents to support internal and external administrative processes • Driving less client administrative work, faster service, and more colleague time on high - value advice Risk & Broking • Continuing to implement Neuron, our AI - powered operating platform, across the entire placement lifecycle • Building auditable, agent - assisted workflows that simplify complex processes and reduce manual work • Equipping brokers with intelligent tools that improve speed, accuracy, and client service Enterprise Functions • Embedding AI across finance, legal, HR, sales & marketing, and IT to automate and streamline core processes • Improving speed and strengthening decision - making • Reducing operating costs and creating a more scalable, efficient organization aligned to strategic priorities Scaling AI and automation to drive the next wave of growth and productivity

Propel Financial Outlook Expected Through 2028

~$625M	~$400M	~$350M
Cash investment (cost-to-achieve)	**Run-rate savings**	**Net run-rate savings**
Additional ~$25M of non-cash costs	*~1.6x cost to achieve ratio*	*Net run-rate savings after ~$50M of reinvestment for growth*

2028 ADJUSTED OPERATING MARGINS[1]

~30% WTW Total

~35%	~30%
Health, Wealth & Career	Risk & Broking

Focused initiatives across the enterprise are expected to drive sustainable adjusted operating margin expansion through 2028

1 Signifies forward-looking Non-GAAP financial measures. See WTW Non-GAAP measures on page 3 for more.

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© 2026 WTW. All rights reserved. See "WTW Forward-Looking Statements" above for information about forward-looking statements and cautionary language, including how actual results may differ materially from those in the slide presentation.
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Propel: WTW's Estimated 2028 Adjusted Operating Margin[1]

~30%

Builds on WTW's position of strength and adds to continued margin expansion

Operating leverage and portfolio optimization

R&B's existing +100 bps margin expansion to 2027 with continued expansion thereafter

HWC's existing incremental margin improvement

Integration activities and cost synergies remain on track

(+) Propel adds +300 to +330 bps by 2028

Propel captures an incremental margin expansion opportunity

(-) Propel provides for reinvestment in growth

Reinvested in solutions that strengthen the client value proposition and capture accretive growth



25.2%
+200-220bps
+300-330 bps
~(50)bps
~30%
2025
Operating leverage and portfolio optimization
(+) Propel savings
(-) Propel growth reinvestments
2028E1

1 Signifies forward-looking Non-GAAP financial measures. See WTW Non-GAAP measures on page 3 for more.

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© 2026 WTW. All rights reserved. See "WTW Forward-Looking Statements" above for information about forward-looking statements and cautionary language, including how actual results may differ materially from those in the slide presentation.

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wtwco.com 23 Long - term Organic Revenue Growth Outlook 1 Signifies forward - looking Non - GAAP financial measures. See WTW Non - GAAP measures on page 3 for more and Appendix I for Non - GAAP reconciliations. © 2026 WTW. All rights reserved. See “WTW Forward - Looking Statements“ above for information about forward - looking statements and cautionary language, including how actual results may differ materially from those in the slide presentation. WTW’s sustainable long - term, mid - single digit organic growth 1 SEGMENT GROWTH PROFILES Health, Wealth & Career Mid - single digit Mid - to high - single digits CRB Mid - to high - single digits ICT High - single digits Health Low - single digits Wealth Mid - single digits Career Mid - single digits BD&O Risk & Broking Mid - to high - single digit

wtwco.com Balanced capital allocation strategy to reflect continued pursuit of a higher growth portfolio and margin expansion 24 Capital Allocation Strategy - Driving Growth, Margin and Returns Ongoing organic investments in talent, technology, and new products to drive sustainable growth and capture margin expansion opportunities Disciplined approach to M&A aligned with strategic priorities: strengthening core businesses and accelerating financial performance Share repurchases remain a central component of the capital allocation strategy and will not be impacted by Propel Maintain appropriate financial flexibility Share repurchases Create value by returning capital to shareholders Quarterly dividends Reflects strong free cash flow generation Debt / leverage management Long - term leverage target of 2.0x to 2.5x Organic & inorganic investment Talent, Innovation, M&A © 2026 WTW. All rights reserved. See “WTW Forward - Looking Statements“ above for information about forward - looking statements and cautionary language, including how actual results may differ materially from those in the slide presentation.CD1

Select 2026 Financial Considerations

Adjusted Operating Margin

Continued annual margin expansion at the enterprise level driven by:

~100 basis points of annual margin expansion in R&B

Incremental annual margin expansion in HWC

Segment Organic Revenue[1]

Health, Wealth & Career: MSD

- Health: HSD
- Wealth: LSD
- Career: LSD-to-MSD
- BD&O: LSD

Risk & Broking: MSD

- CRB: MSD
- ICT: LSD-to-MSD

Willis Re Joint Venture

Expected to be a headwind on Adjusted Diluted EPS of ~$0.30

The remaining equity investments in the interest in earnings of associates line are not expected to be material in 2026

Newfront Acquisition

Expected to be ~$0.10 dilutive to Adjusted EPS in 2026

Expected 2026 post-close revenue of ~$250M and an adjusted EBITDA margin of ~26%

Newfront's Total Rewards business segment (~42%) will be included in HWC and Newfront's Business Insurance business segment (~58%) will be included in R&B

Capital Allocation and Free Cash Flow

Expect share repurchases of $1.0B or greater, subject to market conditions and potential capital allocation to organic and inorganic investment opportunities

Continual improvement in FCF margin primarily from operating margin expansion along with evolving our business mix

Foreign Exchange

Expect an incremental foreign currency tailwind on Adjusted Diluted EPS of ~$0.05 for the remainder of 2026, resulting in a ~$0.35 tailwind for the full year 2026 at today's rates

[1] "HSD" High-Single Digits; "MSD" Mid-Single Digits; "LSD" Low-Single Digits

wtwco.com

© 2026 WTW. All rights reserved. See "WTW Forward-Looking Statements" above for information about forward-looking statements and cautionary language, including how actual results may differ materially from those in the slide presentation.

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wtwco.com 26 Appendix I: Reconciliation of Non - GAAP Measures © 2026 WTW. All rights reserved. See “WTW Forward - Looking Statements“ above for information about forward - looking statements and cautionary language, including how actual results may differ materially from those in the slide presentation.

Constant Currency and Organic Revenue Change QTD

As reported, USD millions except %

	Three Months Ended June 30, 2026	Three Months Ended June 30, 2025	As Reported % Change	Components of Revenue Change[(i)] Less: Currency Impact	Constant Currency Change	Less: Acquisitions/ Divestitures	Organic Change
Health, Wealth & Career							
Revenue excluding interest income	$ 1,263	$ 1,173	8%	1%	7%	3%	4%
Interest income	7	7					
Total	**1,270**	**1,180**	**8%**	**1%**	**7%**	**3%**	**4%**
Risk & Broking							
Revenue excluding interest income	$ 1,140	$ 1,024	11%	1%	10%	3%	7%
Interest income	24	23					
Total	**1,164**	**1,047**	**11%**	**1%**	**10%**	**3%**	**7%**
Segment Revenue	$ 2,434	$ 2,227	9%	1%	8%	3%	5%
Corporate, reimbursable expenses and other	30	24					
Interest income	2	10					
Revenue	**$ 2,466**	**$ 2,261**	**9%**	**1%**	**8%**	**3%**	**5%[(ii)]**

(i) Components of revenue change may not add due to rounding.
(ii) Interest income did not contribute to organic change for the three months ended June 30, 2026.

wtwco.com
© 2026 WTW. All rights reserved. See "WTW Forward-Looking Statements" above for information about forward-looking statements and cautionary language, including how actual results may differ materially from those in the slide presentation.
27

Constant Currency and Organic Revenue Change YTD

As reported, USD millions except %

	Six Months Ended June 30, 2026		Six Months Ended June 30, 2025		As Reported % Change	Components of Revenue Change[i] Less: Currency Impact	Constant Currency Change	Less: Acquisitions/ Divestitures	Organic Change
Health, Wealth & Career									
Revenue excluding interest income	$	2,520	$	2,331	8%	2%	6%	2%	3%
Interest income		15		14					
Total		**2,535**		**2,345**	**8%**	**2%**	**6%**	**2%**	**3%**
Risk & Broking									
Revenue excluding interest income	$	2,231	$	2,029	10%	4%	6%	2%	4%
Interest income		49		45					
Total		**2,280**		**2,074**	**10%**	**4%**	**6%**	**2%**	**4%**
Segment Revenue	$	4,815	$	4,419	9%	3%	6%	2%	4%
Corporate, reimbursable expenses and other		54		45					
Interest income		9		20					
Revenue	**$**	**4,878**	**$**	**4,484**	**9%**	**3%**	**6%**	**2%**	**4%[ii]**

(i) Components of revenue change may not add due to rounding.
(ii) Interest income did not contribute to organic change for the six months ended June 30, 2026

wtwco.com
© 2026 WTW. All rights reserved. See "WTW Forward-Looking Statements" above for information about forward-looking statements and cautionary language, including how actual results may differ materially from those in the slide presentation.
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wtwco.com © 2026 WTW. All rights reserved. See “WTW Forward - Looking Statements“ above for information about forward - looking statements and cautionary language, including how actual results may differ materially from those in the slide presentation. Adjusted Op Income and Margin, Adj. EBITDA and Margin QTD As reported, USD millions except % 29 2026 2025 Income from operations and Operating margin 364$ 14.8% 368$ 16.3% Adjusted for certain items: Amortization 55 49 Transaction and integration expenses 61 2 Adjusted operating income and Adjusted operating income margin 480$ 19.5% 419$ 18.5% 2026 2025 Net income 231$ 9.4% 332$ 14.7% Provision for/(benefit from) income taxes 57 (21) Interest expense 78 64 Depreciation 55 57 Amortization 55 49 Transaction and integration expenses 61 2 Net periodic pension and postretirement benefits (8) (13) Adjusted EBITDA and Adjusted EBITDA Margin 529$ 21.5% 470$ 20.8% Three Months Ended June 30, Three Months Ended June 30,

wtwco.com © 2026 WTW. All rights reserved. See “WTW Forward - Looking Statements“ above for information about forward - looking statements and cautionary language, including how actual results may differ materially from those in the slide presentation. Adjusted Op Income and Margin, Adj. EBITDA and Margin YTD As reported, USD millions except % 30 2026 2025 Income from operations and Operating margin 812$ 16.6% 800$ 17.8% Adjusted for certain items: Amortization 103 97 Transaction and integration expenses 102 2 Adjusted operating income and Adjusted operating income margin 1,017$ 20.8% 899$ 20.0% 2026 2025 Net income 534$ 10.9% 571$ 12.7% Provision for income taxes 127 44 Interest expense 155 129 Depreciation 111 111 Amortization 103 97 Transaction and integration expenses 102 2 Net periodic pension and postretirement benefits (14) 62 Gain on disposal of operations — (14) Adjusted EBITDA and Adjusted EBITDA Margin 1,118$ 22.9% 1,002$ 22.3% Six Months Ended June 30, Six Months Ended June 30,

wtwco.com Adjusted Net Income and Adjusted Diluted EPS QTD © 2026 WTW. All rights reserved. See “WTW Forward - Looking Statements“ above for information about forward - looking statements and cautionary language, including how actual results may differ materially from those in the slide presentation. As reported, USD millions except % 31 (i) The tax effect was calculated using an effective tax rate for each item. (ii) Per share values and totals may differ due to rounding. 2026 2025 Net income attributable to WTW 229$ 331$ Adjusted for certain items: Amortization 55 49 Transaction and integration expenses 61 2 Net periodic pension and postretirement benefits (8) (13) Tax effect on certain items listed above (i) (21) (10) Tax effect of significant adjustments — (74) Adjusted Net Income 316$ 285$ Weighted-average ordinary shares, diluted 94 100 Diluted Earnings Per Share 2.43$ 3.32$ Adjusted for certain items: (ii) Amortization 0.58 0.49 Transaction and integration expenses 0.65 0.02 Net periodic pension and postretirement benefits (0.08) (0.13) Tax effect on certain items listed above (i) (0.22) (0.10) Tax effect of significant adjustments — (0.74) Adjusted Diluted Earnings Per Share (ii) 3.35$ 2.86$ Three Months Ended June 30,

wtwco.com Adjusted Net Income and Adjusted Diluted EPS YTD © 2026 WTW. All rights reserved. See “WTW Forward - Looking Statements“ above for information about forward - looking statements and cautionary language, including how actual results may differ materially from those in the slide presentation. As reported, USD millions except % 32 2026 2025 Net income attributable to WTW 526$ 566$ Adjusted for certain items: Amortization 103 97 Transaction and integration expenses 102 2 Net periodic pension and postretirement benefits (14) 62 Gain on disposal of operations — (14) Tax effect on certain items listed above (i) (44) (38) Tax effect of significant adjustments — (74) Adjusted Net Income 673$ 601$ Weighted-average ordinary shares, diluted 95 100 Diluted Earnings Per Share 5.53$ 5.64$ Adjusted for certain items: (ii) Amortization 1.08 0.97 Transaction and integration expenses 1.07 0.02 Net periodic pension and postretirement benefits (0.15) 0.62 Gain on disposal of operations — (0.14) Tax effect on certain items listed above (i) (0.46) (0.38) Tax effect of significant adjustments — (0.74) Adjusted Diluted Earnings Per Share (ii) 7.07$ 5.99$ Six Months Ended June 30, (i) The tax effect was calculated using an effective tax rate for each item. (ii) Per share values and totals may differ due to rounding.

wtwco.com Adjusted Income Before Taxes, Adjusted Income Tax Rate QTD As reported, USD millions except % © 2026 WTW. All rights reserved. See “WTW Forward - Looking Statements“ above for information about forward - looking statements and cautionary language, including how actual results may differ materially from those in the slide presentation. 33 2026 2025 Income from operations before income taxes and interest in earnings of associates 292$ 313$ Adjusted for certain items: Amortization 55 49 Transaction and integration expenses 61 2 Net periodic pension and postretirement benefits (8) (13) Adjusted income before taxes 400$ 351$ Provision for/(benefit from) income taxes 57$ (21)$ Tax effect on certain items listed above (i) 21 10 Tax effect of significant adjustments — 74 Adjusted income taxes 78$ 63$ U.S. GAAP tax rate 19.8% (6.8)% Adjusted income tax rate 19.6% 18.0% Three Months Ended June 30, (i) The tax effect was calculated using an effective tax rate for each item.

wtwco.com Adjusted Income Before Taxes & Adjusted Income Tax Rate YTD and Free Cash Flow As reported, USD millions except % © 2026 WTW. All rights reserved. See “WTW Forward - Looking Statements“ above for information about forward - looking statements and cautionary language, including how actual results may differ materially from those in the slide presentation. 34 (i)   The tax effect was calculated using an effective tax rate for each item. 2026 2025 Income from operations before income taxes and interest in earnings of associates 668$ 616$ Adjusted for certain items: Amortization 103 97 Transaction and integration expenses 102 2 Net periodic pension and postretirement benefits (14) 62 Gain on disposal of operations — (14) Adjusted income before taxes 859$ 763$ Provision for income taxes 127$ 44$ Tax effect on certain items listed above (i) 44 38 Tax effect of significant adjustments — 74 Adjusted income taxes 171$ 156$ U.S. GAAP tax rate 19.1% 7.1% Adjusted income tax rate 19.7% 20.5% 2026 2025 Cash flows from operating activities 474$ 326$ Less: Additions to fixed assets and software (114) (109) Free Cash Flow 360$ 217$ Six Months Ended June 30, Six Months Ended June 30,

wtwco.com 35 About WTW At WTW (NASDAQ: WTW), we provide data - driven, insight - led solutions in the areas of people, risk and capital. Leveraging the global view and local expertise of our colleagues serving 140 countries and markets, we help organizations sharpen their strategy, enhance organizational resilience, motivate their workforce and maximize performance. Working shoulder to shoulder with our clients, we uncover opportunities for sustainable success — and provide perspective that moves you. Learn more at www.wtwco.com . © 2026 WTW. All rights reserved. See “WTW Forward - Looking Statements“ above for information about forward - looking statements and cautionary language, including how actual results may differ materially from those in the slide presentation.